                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of report: January 6, 1997



                         COMPRESSION LABS, INCORPORATED
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             (Exact name of registrant as specified in its charter)



       DELAWARE                          0-13218                 94-2390960
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(State or other jurisdiction      (Commission File Number)     (IRS Employer
 of incorporation or                                         Identification No.)
 organization)


    350 EAST PLUMERIA DRIVE
      SAN JOSE, CALIFORNIA                                     95134
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (408) 435-3000

ITEM 5.   OTHER EVENTS.


     On January 6, 1997, Compression Labs, Incorporated, a Delaware corporation ("CLI"), VTEL Corporation, a Delaware corporation ("VTEL") and VTEL-Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of VTEL ("Merger Sub"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into CLI (the "Merger"), with CLI becoming a direct wholly owned subsidiary of VTEL. As a result of the Merger, (a) the outstanding shares of CLI's common stock, par value $.001 per share ("CLI Common Stock"), will be converted into the right to receive 0.46 shares of common stock of VTEL, par value $.01 per share ("VTEL Common Stock"), per share of CLI Common Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof), and (b) the outstanding shares of CLI Series C Preferred Stock, par value $.001 per share ("CLI Preferred Stock"), will be converted into the right to receive 3.15 shares of VTEL Common Stock, per share of CLI Preferred Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof). The Merger is conditioned upon, among other things, approval by holders of a majority of CLI Common Stock, by holders of a majority of VTEL Common Stock, and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.


     Simultaneously with their execution and delivery of the Merger Agreement, CLI and VTEL entered into a stock option agreement (the "Stock Option Agreement") pursuant to which CLI granted VTEL the right, upon the terms and subject to the conditions set forth therein, to purchase up to 3,120,500 shares of CLI Common Stock at a price of $4.6575 per share. The Stock Option Agreement is attached as Exhibit 2 hereto, and its terms are incorporated herein by reference.


     A copy of the Press Release, dated January 7, 1997, issued by CLI and VTEL relating to the Merger is attached as Exhibit 3 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


          1. Agreement and Plan of Merger and Reorganization, dated as of January 6, 1997, by and among, VTEL Corporation, VTEL-Sub, Inc. and Compression Labs, Incorporated.

          2. Stock Option Agreement, dated as of January 6, 1997, by and between Compression Labs, Incorporated (as "Issuer") and VTEL Corporation (as "Grantee").

          3. Press Release, dated January 7, 1997, relating to transactions between Compression Labs, Incorporated and VTEL Corporation.

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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 14, 1997.



                                    COMPRESSION LABS, INCORPORATED



                                    By: /s/Michael E. Seifert
                                        ---------------------

                                    Name:  Michael E. Seifert

                                    Title: Vice President, Finance and Chief
                                           Accounting Officer

                                 EXHIBIT INDEX


                                                                         Sequentially
Exhibit                                                                    Numbered
  No.                            Exhibit Description                         Page
-------                          -------------------                     ------------
  99.1            Agreement and Plan of Merger and Reorganization,
                  dated as of January 6, 1997, by and among VTEL
                  Corporation, VTEL-Sub, Inc., and Compression
                  Labs, Incorporated

  99.2 Stock Option Agreement, dated as of January 6, 1997, by and between Compression Labs, Incorporated
                  (as "Issuer") and VTEL Corporation (as "Grantee")

  99.3 Press Release, dated January 7, 1997, relating to transactions between Compression Labs, Incorporated and VTEL Corporation

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